Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period:	August-07

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached

Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	9/25/07
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	August 31, 2007

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	9,392,679	—			9,392,679	9,392,679	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	12,654,470				12,654,470	12,654,470	545,126,099	497,738,341
Interest Income/Other Income	28,075				28,075	28,075	44,871,599	31,520,218
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(3,721,952)	3,721,952			—			—
Proceeds from the Sale of Assets
							—	—
Total Receipts	8,960,593	3,721,952	—	—	12,682,545	12,682,545	636,300,098	529,258,559
Disbursements
Gross Payroll/Payroll Taxes		3,721,952			3,721,952	3,721,952	113,091,773	96,431,144
Sales, Use & Other Taxes	8,319				8,319	8,319	2,453,189	589,872
Inventory Purchases					—	—	—	—
Secured/Rental/Leases	205,640				205,640	205,640	6,271,572	1,572,842
Insurance/Payroll WH paid from operating accounts	23,900				23,900	23,900	1,251,047	1,113,272
Marketing					—	—	—	—
Property Mainenance/Utilites					—	—	—	—
Other (Attach List)	1,245,919				1,245,919	1,245,919	114,716,194	108,317,385
					—	—
Loan Proceeds/Expenses Related To Loans/Insurance	6,780,320				6,780,320	6,780,320	291,997,502	286,745,251
					—	—	—
Deposits to Lenders	—				—	—	75,185,504	2,500,000
Professional fees - Carve-out	187,973				187,973	187,973	41,252,635	40,480,017
US Trustee Quarterly Fees	69,750				69,750	69,750	1,219,301	1,080,250
Court Costs					—	—	—
Proceeds to Lender for sale of business units				—		—
Fees associated with sale of business units				—
							—
Total Disbursements	8,521,821	3,721,952	—	—	12,243,773	12,243,773	647,438,717	538,830,032
Net Cash Flow
(Receipts less Disbursements)	438,772	—	—	—	438,772	438,772	(11,138,619)	(9,571,473)
Cash - End of Month	9,831,451	—	—	—	9,831,451	9,831,451	9,831,451	9,831,451
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE							0	0

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP		FOR INFORMATION PURPOSES ONLY
Cash Disbursements for THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	August-07	HOLDING COMPANY	HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	9,392,679.09	8,145,547.12	—		1,247,131.97	(0.00)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	12,654,469.99	—			12,654,469.99	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	28,075.02	27,775.55			299.47	—
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	12,682,545.01	27,775.55	—	—	12,654,769.46	—

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	(714,399.56)			700,550.47	13,849.09
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	12,682,545.01	(686,624.01)	—	—	13,355,319.93	13,849.09

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	6,124,029.36	—			6,124,029.36	—
Expenses related to Loans\Thaxton Insurance Group	656,290.24	—			656,290.24	—

Subtotal - Loans	6,780,319.60	—	—		6,780,319.60	—

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	120,879.56	—			120,879.56	—
Bank Charges	146.20	122.20			24.00	—
Claims Funding*	169,268.54	—			169,268.54	—
Company Auto	17,278.37	—			17,278.37	—
Computer Costs	22,037.56	3,306.00			18,731.56	—
Dues And Subscriptions	2,244.76	—			2,244.76	—
Equipment Rental	4,060.16	—			4,060.16	—
Fixed Assets	22,597.07	—			22,597.07	—
Forms & Printing	51,206.06	—			51,206.06	—
Insurance	23,900.10	294.31			23,605.79	—
Meals & Entertainment	17,855.41	—			17,855.41	—
Miscellaneous	5,032.49	—			5,032.49	—
Office Expense	7,623.29	870.34			6,752.95	—
Postage	42,806.53	102.00			42,704.53	—
Prepaid Software ABS	25,979.38	—			25,979.38	—
Professional Fees - Ordinary Course	5,906.87	1,841.16			4,065.71	—
Rent	205,640.48	825.00			204,815.48	—
Repairs & Maintenance	14,976.53	335.00			14,641.53	—
Seminars & Meetings	1,687.50	—			1,687.50	—
Taxes & Licenses	8,318.55	—			8,318.55	—
Telephone	70,748.87	821.00			69,927.87	—
Travel	23,242.47	—			23,242.47	—
Utilities	56,608.79	505.00			56,103.79	—
Interest to Finova	—	—			—	—
Payroll Paid TTG	25,661.82	11,812.73			—	13,849.09
Payroll Paid SMC	3,696,290.30	—			3,696,290.30	—
Restructuring Officer	60,000.00	60,000.00			—	—
Insurance Renewal	16,049.75	—			16,049.75	—
Credit Insurance Payments	411,342.02	—			411,342.02	—
Deposit to Lender	—	—			—	—
US Trustee	69,750.00	69,750.00			—	—
Bankruptcy Professionals	187,973.00	187,973.00			—	—
Claims Payments	—	—
Other	—	—			—	—

Total Other Cash Disbursements	5,463,453.76	338,637.74	—		5,110,966.93	13,849.09

					—	—

TOTAL ALL CASH DISBURSEMENTS	12,243,773.36	338,637.74	—		11,891,286.53	13,849.09

	9,831,450.74	7,120,285.37	—		2,711,165.37	—

BANK ACCOUNT RECONCILED BALANCES:	9,831,450.74	7,120,285.37			2,711,165.37	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn	9/25/07
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP -		JOINTLY ADMINISTERED
Monthly Court Report for		CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		9,392,679.09		—	9,392,679.09

TICO Cash Collected		—	—	—	—
SM Cash Collected		12,654,469.99	—	—	12,654,469.99
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		28,075.02	—	—	28,075.02
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	12,682,545.01	—	—	12,682,545.01

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(3,721,952.13)	3,721,952.12	—	(0.00)
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	8,960,592.89	3,721,952.12	—	12,682,545.01

Cash Disbursements - Loans
Loan Proceeds Checks		6,124,029.36			6,124,029.36
Expenses related to Loans\Thaxton Insurance Group		656,290.24			656,290.24

Subtotal - Loans		6,780,319.60	—	—	6,780,319.60

		—
Cash Disbursements - Other		—
Advertising		120,879.56		—	120,879.56
Bank Charges		146.20	—	—	146.20
Claims Funding*		169,268.54		—	169,268.54
Company Auto		17,278.37	—	—	17,278.37
Computer Costs		22,037.56	—	—	22,037.56
Dues And Subscriptions		2,244.76	—	—	2,244.76
Equipment Rental		4,060.16	—	—	4,060.16
Fixed Assets		22,597.07	—	—	22,597.07
Forms & Printing		51,206.06	—	—	51,206.06
Insurance		23,900.10	—	—	23,900.10
Meals & Entertainment		17,855.41	—	—	17,855.41
Miscellaneous		5,032.49	—	—	5,032.49
Office Expense		7,623.29	—	—	7,623.29
Postage		42,806.53	—	—	42,806.53
Prepaid Software ABS		25,979.38	—	—	25,979.38
Professional Fees-Ordinary Course		5,906.87	—	—	5,906.87
Rent		205,640.48	—	—	205,640.48
Repairs & Maintenance		14,976.53	—	—	14,976.53
Seminars & Meetings		1,687.50	—	—	1,687.50
Taxes & Licenses		8,318.55	—	—	8,318.55
Telephone		70,748.87	—	—	70,748.87
Travel		23,242.47	—	—	23,242.47
Utilities		56,608.79	—	—	56,608.79
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	25,661.82	—	25,661.82
Payroll Paid SMC		—	3,696,290.30	—	3,696,290.30
Restructuring Officer		60,000.00	—	—	60,000.00
Insurance Renewal		16,049.75	—	—	16,049.75
Credit Insurance Payments		411,342.02	—	—	411,342.02
Deposit to Lender		—	—	—	—
US Trustee		69,750.00	—	—	69,750.00
Bankruptcy Professionals		187,973.00	—	—	187,973.00
Claims Payments		—	—	—	—
Other		—	—	—	—

Total Other Cash Disbursements		1,741,501.64	3,721,952.12	—	5,463,453.76

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		8,521,821.24	3,721,952.12	—	12,243,773.36

		9,831,450.74	—	—	9,831,450.74

BANK ACCOUNT RECONCILED BALANCES:

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Robert Dunn
Name and Date

President and Chief Restructuring Officer
Title

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	338,637.74
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	338,637.74

FORM MOR-1

THE THAXTON GROUP	Case #	03-13183
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for August-07
FED ID# 57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	Wachovia Voyager 2000029484346	WACHOVIA CLAIMS DISBURSEMENT ACCOUNT 2000035296984	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	8,145,547.12	5,828,107.69	—	52,030.90	2,265,408.53	—

TICO Cash Collected	—					—
SM Cash Collected						—
TIG Cash Collected	—					—
TPF Cash Collected	—	—				—
TCL Cash Collected	—					—
Other Income Collected	27,775.55	10,750.76	—	1,096.03	15,928.76	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	27,775.55	10,750.76	—	1,096.03	15,928.76	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(714,399.56)	—	—	(4,947.81)	(721,264.48)	11,812.73
	—
	—					—

Total Cash receipts	(686,624.01)	10,750.76	—	(3,851.78)	(705,335.72)	11,812.73

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	122.20	61.10	—	—	61.10
Claims Funding*	—			—	—
Company Auto	—			—	—
Computer Costs	3,306.00			—	3,306.00
Dues And Subscriptions	—			—	—
Employee Reimbursements - collections exp	—			—	—
Equipment Rental	—			—	—
Fixed Assets	—			—	—
Forms & Printing	—			—	—
Insurance	294.31			—	294.31
Meals & Entertainment	—			—	—
Miscellaneous	—			—	—
Office Expense	870.34			—	870.34
Postage	102.00			—	102.00
Prepaid Expenses	—			—	—
Prepaid Software ABS	—			—	—
Professional Fees-Ordinary Course	1,841.16			—	1,841.16
Rent	825.00			—	825.00
Repairs & Maintenance	335.00			—	335.00
Roadgard	—			—	—
Seminars & Meetings	—			—	—
Taxes & Licenses	—			—	—
Telephone	821.00			—	821.00
Temporary Agency Staff	80.00			—	80.00
Travel	—
Utilities	505.00			—	505
Interest to Finova	—			—
Payroll Paid TTG	11,812.73		—	—		11,812.73
Payroll Paid SMC	—
Restructuring Officer	60,000.00			—	60,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	69,750.00			—	69,750
Bankruptcy Professionals	187,973.00			—	187,973
Claim Payments	—			—
Other	—			—	—

Total Other Cash Disbursements	338,637.74	61.10	—	—	326,763.91	11,812.73

TOTAL ALL CASH DISBURSEMENTS	338,637.74	61.10	—	—	326,763.91	11,812.73

	7,120,285.37	5,838,797.35	—	48,179.12	1,233,308.90	—

Book Balance per bank rec.	7,120,285.37	5,838,797.35	—	48,179.12	1,233,308.90	—

THE THAXTON GROUP	Case No.	03-13183
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	8,145,547.12	—	—	8,145,547.12

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	27,775.55	—	—	27,775.55
Proceeds from the sales of the TICO Assets

SUBTOTAL	27,775.55	—	—	27,775.55

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(726,212.29)	11,812.73	—	(714,399.56)
			—	—
	—	—	—	—

Total Cash receipts	(698,436.74)	11,812.73	—	(686,624.01)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	122.20	—	—	122.20
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	3,306.00	—	—	3,306.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	294.31	—	—	294.31
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	870.34	—	—	870.34
Postage	102.00	—	—	102.00
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	1,841.16	—	—	1,841.16
Rent	825.00	—	—	825.00
Repairs & Maintenance	335.00	—	—	335.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	821.00	—	—	821.00
Temporary Agency Staff	80.00	—	—	80.00
Travel	—	—	—	—
Utilities	505.00	—	—	505.00
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	11,812.73	—	11,812.73
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	69,750.00	—	—	69,750.00
Bankruptcy Professionals	187,973.00	—	—	187,973.00
Claim Payments	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	326,825.01	11,812.73	—	338,637.74

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	326,825.01	11,812.73	—	338,637.74

	7,120,285.37	—	—	7,120,285.37

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case	#	03 -13184	Case No.	01 -10573
Monthly Court Report for August-07
FED ID # 57 -1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees - Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No.	03-13186
Monthly Court Report for August-07
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for August-07
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM			—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for August-07
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Leading, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for August-07
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements—collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for August-07
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for August-07
FED ID#
	Consolidated Totals	TICO-DE 03-13182	TICO-MS 03-13201	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(0.00)	—	—	(0.00)	—	—	—	—

	—	—	—	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	13,849.09	—	—	—	—	—	—	13,849.09
	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	13,849.09	—	—	—	—	—	—	13,849.09

		—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—
		—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—
Expenses related to Loans	—	—	—	—	—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—
Computer Costs	—	—	—	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—	—	—
Postage	—	—	—	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—	—	—	—
Rent	—	—	—	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—	—	—	—
Telephone	—	—	—	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—
Utilities	—	—	—	—	—	—	—	—
Interest to Finova	—	—	—	—	—	—	—	—
Payroll Paid TTG	13,849.09	—	—	—	—	—	—	13,849.09
Payroll Paid SMC	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	13,849.09	—	—	—	—	—	—	13,849.09

TOTAL ALL CASH DISBURSEMENTS	13,849.09	—	—	—	—	—	—	13,849.09

		—	—	—	—	—	—	—

	—	—	—	(0.00)	—	—	—	—

		—	—	—	—	—	—	—
Book Balance per bank rec.	(0.00)	—	—	(0.00)	0.00	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. -
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—	(0.00)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	—	—	—	—

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	13,849.09	—	13,849.09
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	13,849.09	—	13,849.09

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	—			—

Subtotal - Loans	—			—

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	—	—	—	—
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	13,849.09	—	13,849.09
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	—	13,849.09	—	13,849.09

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	13,849.09	—	13,849.09

	(0.00)	—	—	(0.00)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No. -
Monthly Court Report for August-07
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-KY	TICO-MS	TICO-NC	TICO-OH	TICO-SC/VA	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—							—	—	—	—	—

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—				—		—	—		—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	—						—			—	—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—			—

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—					—		—			—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	—										—	—	—	—
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—									—	—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—					—		—			—	—	—	—
Office Expense	—										—	—	—	—
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—						—				—	—	—	—
Rent	—										—	—	—	—
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—				—	—			—		—	—	—	—
Telephone	—							—			—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	—										—	—	—	—
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—	—	—

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087
Monthly Court Report for August-07
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-KY	TICO-MS	TICO-NC	TICO-OH	TICO-SC/VA	TICO-TN	TICO-HQ
Beginning Cash Position	—	—	—							—

	—	—	—	—	—	—	—		—	—
TICO Cash Collected	—
SM Cash Collected	—									—
TIG Cash Collected	—									—
TPF Cash Collected	—									—
TCL Cash Collected	—									—
Other Income Collected	—				—		—	—		—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—	—
Outstanding Checks	—	—	—	—	—	—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—
Loan Proceeds Checks
Expenses related to Loans	—						—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—
Cash Disbursements - Other			—	—	—	—	—	—	—	—
Advertising	—
Bank Charges	—					—		—
Claims Funding*	—
Company Auto	—
Computer Costs	—
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—									—
Equipment Rental	—
Fixed Assets	—
Forms & Printing	—
Insurance	—
Meals & Entertainment	—
Miscellaneous	—					—		—
Office Expense	—
Postage	—
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—						—
Rent	—
Repairs & Maintenance	—
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	—				—	—			—
Telephone	—							—
Temporary Agency Staff	—
Travel	—
Utilities	—
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case	# 03-13194	Case No. 03-13194
Monthly Court Report for August-07
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
	—						—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges							—	—	—	—
Claims Funding*
Company Auto							—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
							—	—	—	—

Total Other Cash Disbursements					—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for August-07
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for August-07
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—		—
Expenses related to Loans	—					—	—		—

Subtotal - Loans	—		—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—					—	—		—
Bank Charges	—			—		—	—		—
Claims Funding*	—								—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—		—			—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for August-07
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE	Case No. 03-13182
Monthly Court Report for August-07
FED ID# 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case	# 03 - 13199	Case No. 03 -13199
Monthly Court Report for August - 07
FED ID# 57 - 1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for August-07
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for August-07
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees - Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for August-07
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—		—	—	—	—
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for August-07
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case	# 03-13197	Case No. 03-13197
Monthly Court Report for August-07
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for August-07
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for August-07
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for August-07
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising						—
Bank Charges								—	—
Claims Funding*
Company Auto								—	—
Computer Costs								—	—
Dues And Subscriptions								—	—
Employee Reimbursements - collections exp								—	—
Equipment Rental								—	—
Fixed Assets								—	—
Forms & Printing								—	—
Insurance								—	—
Meals & Entertainment								—	—
Miscellaneous								—	—
Office Expense								—	—
Postage								—	—
Prepaid Expenses								—	—
Prepaid Software ABS								—	—
Professional Fees-Ordinary Course								—	—
Rent								—	—
Repairs & Maintenance								—	—
Roadgard								—	—
Seminars & Meetings								—	—
Taxes & Licenses								—	—
Telephone								—	—
Temporary Agency Staff								—	—
Travel								—	—
Utilities								—	—
Interest to Finova								—	—
Payroll Paid TTG								—	—
Payroll Paid SMC								—	—
Restructuring Officer								—	—
Insurance Renewal								—	—
Voyager Payment								—	—
Pre-Filing Prepays								—	—
Deposit to Lender								—	—
US Trustee								—	—
Bankruptcy Professionals								—	—
								—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No.	-
Monthly Court Report for August-07
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,247,131.97	76,890.51	600,732.23	1,008,843.71	39,601.30	—	168,626.61	(647,562.39)	1,247,131.97	—	—	1,247,131.97

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	12,654,469.99	622,968.38	3,034,065.97	2,737,879.85	1,341,565.34	1,464,878.34	1,339,673.71	2,113,438.40	12,654,469.99	—	—	12,654,469.99
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	299.47	—	—	—	—	—	—	299.47	299.47	—	—	299.47

SUBTOTAL	12,654,769.46	622,968.38	3,034,065.97	2,737,879.85	1,341,565.34	1,464,878.34	1,339,673.71	2,113,737.87	12,654,769.46	—	—	12,654,769.46

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	700,550.47	192,834.84	(393,907.53)	374,781.80	305,557.37	209,441.95	136,706.24	(124,864.20)	(2,995,739.84)	3,696,290.30	—	700,550.47
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	13,355,319.93	815,803.22	2,640,158.44	3,112,661.65	1,647,122.71	1,674,320.29	1,476,379.95	1,988,873.67	9,659,029.63	3,696,290.30	—	13,355,319.93

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	6,124,029.36	444,848.37	1,834,709.38	1,473,215.57	757,200.57	808,902.57	805,152.90	—	6,124,029.36			6,124,029.36
Expenses related to Loans	656,290.24	22,132.62	83,773.16	99,927.14	55,486.28	44,938.70	49,060.34	300,972.00	656,290.24			656,290.24

Subtotal - Loans	6,780,319.60	466,980.99	1,918,482.54	1,573,142.71	812,686.85	853,841.27	854,213.24	300,972.00	6,780,319.60			6,780,319.60

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	120,879.56	5,745.81	11,834.10	13,465.45	8,875.52	6,556.85	10,216.49	64,185.34	120,879.56			120,879.56
Bank Charges	24.00	—	—	—	—	—	—	24.00	24.00	—	—	24.00
Claims Funding*	169,268.54	5,988.70	35,493.12	16,272.30	15,044.87	37,736.46	10,598.40	48,134.69	169,268.54			169,268.54
Company Auto	17,278.37	618.20	3,079.20	4,529.38	1,693.71	—	1,149.75	6,208.13	17,278.37	—	—	17,278.37
Computer Costs	18,731.56	1,497.99	3,507.63	4,283.81	3,673.26	2,764.51	2,211.48	792.88	18,731.56	—	—	18,731.56
Dues And Subscriptions	2,244.76	—	350.00	65.36	—	—	275.00	1,554.40	2,244.76	—	—	2,244.76
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	4,060.16	194.64	247.91	204.53	—	—	—	3,413.08	4,060.16	—	—	4,060.16
Fixed Assets	22,597.07	2,668.30	3,591.16	3,322.19	5,609.89	557.13	3,589.65	3,258.75	22,597.07	—	—	22,597.07
Forms & Printing	51,206.06	4,892.46	13,628.24	12,876.14	5,968.27	6,363.13	6,146.92	1,330.90	51,206.06	—	—	51,206.06
Insurance	23,605.79	1,643.97	6,729.75	5,029.24	2,573.82	3,224.41	2,997.25	1,407.35	23,605.79	—	—	23,605.79
Meals & Entertainment	17,855.41	784.38	1,907.67	3,076.61	1,309.54	76.42	1,025.76	9,675.03	17,855.41	—	—	17,855.41
Miscellaneous	5,032.49	363.03	1,367.51	958.41	746.39	620.12	785.77	191.26	5,032.49	—	—	5,032.49
Office Expense	6,752.95	1,213.32	1,521.21	1,121.09	1,011.05	346.96	—	1,539.32	6,752.95	—	—	6,752.95
Postage	42,704.53	3,523.43	5,919.77	9,788.41	4,082.41	6,406.94	4,138.48	8,845.09	42,704.53	—	—	42,704.53
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	25,979.38	—	—	—	—	—	—	25,979.38	25,979.38	—	—	25,979.38
Professional Fees-Ordinary Course	4,065.71	—	—	—	157.01	—	269.80	3,638.90	4,065.71	—	—	4,065.71
Rent	204,815.48	14,363.63	59,712.96	39,211.59	24,725.95	21,611.59	28,025.10	17,164.66	204,815.48	—	—	204,815.48
Repairs & Maintenance	14,641.53	686.92	5,978.65	3,519.65	—	2,223.70	1,500.81	731.80	14,641.53	—	—	14,641.53
Roadgard	48,748.53	—	—	—	48,748.53	—	—	—	48,748.53	—	—	48,748.53
Seminars & Meetings	1,687.50	—	—	1,036.49	42.79	—	83.01	525.21	1,687.50	—	—	1,687.50
Taxes & Licenses	8,318.55	—	—	—	5,543.01	—	862.67	1,912.87	8,318.55	—	—	8,318.55
Telephone	69,927.87	6,680.33	15,259.27	15,138.42	9,398.99	8,086.86	10,230.44	5,133.56	69,927.87	—	—	69,927.87
Temporary Agency Staff	27,512.80	—	—	109.80	—	—	—	27,403.00	27,512.80	—	—	27,512.80
Travel	23,242.47	1,077.89	4,751.49	1,912.84	3,802.88	217.13	2,369.30	9,110.94	23,242.47	—	—	23,242.47
Utilities	56,103.79	5,569.19	19,345.05	11,661.93	7,540.16	6,072.78	5,914.68	—	56,103.79	—	—	56,103.79
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	3,696,290.30	264,572.19	536,467.59	1,044,218.62	508,704.81	459,247.63	460,489.72	422,589.74	—	3,696,290.30	—	3,696,290.30
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	16,049.75	—	—	—	—	—	—	16,049.75	16,049.75	—	—	16,049.75
Credit Insurance Payments	411,342.02	—	—	167,793.18	153,058.74	90,490.76	—	(0.66)	411,342.02	—	—	411,342.02
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	5,110,966.93	322,084.38	730,692.28	1,359,595.44	812,311.60	652,603.38	552,880.48	680,799.37	1,414,676.63	3,696,290.30	—	5,110,966.93

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	11,891,286.53	789,065.37	2,649,174.82	2,932,738.15	1,624,998.45	1,506,444.65	1,407,093.72	981,771.37	8,194,996.23	3,696,290.30	—	11,891,286.53

			—

	2,711,165.37	103,628.36	591,715.85	1,188,767.21	61,725.56	167,875.64	237,912.84	359,539.91	2,711,165.37	—	—	2,711,165.37

Book Balance per bank rec.	2,711,165.37	103,628.36	591,715.85	1,188,767.21	61,725.56	167,875.64	237,912.84	359,539.91

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for August-07	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(1,176,132.46)	—	—	—	—	—	—	—	(1,176,132.46)

	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—
SM Cash Collected	—
TIG Cash Collected	—		—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—
Other Income Collected	—		—	—	—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—
OUTSTANDING CHECKS	11,358,101.34	672,929.14	2,714,672.71	2,424,407.18	1,378,749.43	1,281,709.61	1,196,649.30	592,400.15	1,096,583.82
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	11,358,101.34	672,929.14	2,714,672.71	2,424,407.18	1,378,749.43	1,281,709.61	1,196,649.30	592,400.15	1,096,583.82

Cash Disbursements - Loans
Loan Proceeds Checks	6,502,841.73	444,848.37	1,834,709.38	1,473,215.57	757,200.57	808,902.57	805,152.90	378,812.37	—
Expenses related to Loans	671,241.25	22,132.62	83,773.16	99,927.14	55,486.28	44,938.70	49,060.34	14,951.01	300,972.00

Subtotal - Loans	7,174,082.98	466,980.99	1,918,482.54	1,573,142.71	812,686.85	853,841.27	854,213.24	393,763.38	300,972.00

Cash Disbursements - Other
Advertising	125,894.17	5,745.81	11,834.10	13,465.45	8,875.52	6,556.85	10,216.49	5,014.61	64,185.34
Bank Charges	27.00	—	—	3.00	—	—	—	—	24.00
Claims Funding*	172,187.40	5,988.70	35,493.12	16,272.30	15,044.87	37,736.46	10,598.40	2,918.86	48,134.69
Company Auto	17,752.35	618.20	3,079.20	4,529.38	1,693.71	—	1,149.75	473.98	6,208.13
Computer Costs	20,024.35	1,497.99	3,507.63	4,283.81	3,673.26	2,764.51	2,211.48	1,292.79	792.88
Dues And Subscriptions	2,316.76	—	350.00	65.36	—	—	275.00	72.00	1,554.40
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—
Equipment Rental	4,060.16	194.64	247.91	204.53	—	—	—	—	3,413.08
Fixed Assets	47,780.19	2,668.30	3,591.16	3,322.19	5,609.89	557.13	3,589.65	25,183.12	3,258.75
Forms & Printing	54,528.15	4,892.46	13,628.24	12,876.14	5,968.27	6,363.13	6,146.92	3,322.09	1,330.90
Insurance	24,575.19	1,643.97	6,729.75	5,029.24	2,573.82	3,224.41	2,997.25	969.40	1,407.35
Meals & Entertainment	18,487.34	784.38	1,907.67	3,076.61	1,309.54	76.42	1,025.76	631.93	9,675.03
Miscellaneous	5,589.52	363.03	1,367.51	958.41	746.39	620.12	785.77	557.03	191.26
Office Expense	10,760.64	1,213.32	1,521.21	1,121.09	1,011.05	346.96	1,531.34	2,476.35	1,539.32
Postage	46,433.45	3,523.43	5,919.77	9,788.41	4,082.41	6,406.94	4,138.48	3,728.92	8,845.09
Prepaid Expenses	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	25,979.38	—	—	—	—	—	—	—	25,979.38
Professional Fees-Ordinary Course	4,302.26	—	—	—	157.01	—	269.80	236.55	3,638.90
Rent	217,478.99	14,363.63	59,712.96	39,211.59	24,725.95	21,611.59	28,025.10	12,663.51	17,164.66
Repairs & Maintenance	19,129.37	686.92	5,978.65	3,519.65	4,048.28	2,223.70	1,500.81	439.56	731.80
Roadgard	48,748.53	—	—	—	48,748.53	—	—	—	—
Seminars & Meetings	1,687.50	—	—	1,036.49	42.79	—	83.01	—	525.21
Taxes & Licenses	8,318.55	—	—	—	5,543.01	—	862.67	—	1,912.87
Telephone	75,294.46	6,680.33	15,259.27	15,138.42	9,398.99	8,086.86	10,230.44	5,366.59	5,133.56
Temporary Agency Staff	27,512.80	—	—	109.80	—	—	—	—	27,403.00
Travel	25,203.93	1,077.89	4,751.49	1,912.84	3,802.88	217.13	2,369.30	1,961.46	9,110.94
Utilities	59,393.15	5,569.19	19,345.05	11,661.93	7,540.16	6,072.78	5,914.68	3,289.36	—
Interest to Finova	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—
	2,364,841.58	148,435.96	601,965.48	535,884.65	258,407.51	234,512.59	248,513.96	128,038.66	209,082.77
Restructuring Officer	—	—	—	—	—	—	—	—	—
Insurance Renewal	16,049.75	—	—	—	—	—	—	—	16,049.75
Credit Insurance Carrier	411,342.02	—	—	167,793.18	153,058.74	90,490.76	—	—	(0.66)
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	3,855,698.94	205,948.15	796,190.17	851,264.47	566,062.58	427,868.34	342,436.06	198,636.77	467,292.40

TOTAL ALL CASH DISBURSEMENTS	11,029,781.92	672,929.14	2,714,672.71	2,424,407.18	1,378,749.43	1,281,709.61	1,196,649.30	592,400.15	768,264.40

	(847,813.04)	—	—	—	—	—	—	—	(847,813.04)

Book Balance per bank rec.		—	—		—	—			(847,813.04)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	789,065.37
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$789,065.37

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208
Monthly Court Report for August-07
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	Arvest Bank 13638485	Arvest Bank 13638498	RCB Bank 621656	WACHOVIA DISBUR- SEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	1st State Bank of Altus 576812	ARVEST 11860459	ARVEST 570344986		Operating	Payroll
Beginning Cash Position	76,890.51	6,378.07	6,767.57	14,794.01	12,965.51	9,125.73	—	—	11,874.86	95.35	7,512.05	7,377.36		76,890.51	—

	—													—	—
TICO Cash Collected	—													—	—
SM Cash Collected	622,968.38	88,813.90	61,744.62	103,887.74	77,169.58	98,849.00	(142,338.80)		150,902.46	6,951.42	77,292.78	99,695.68		622,968.38	—
TIG Cash Collected	—													—	—
TPF Cash Collected	—													—	—
TCL Cash Collected	—													—	—
Other Income Collected	—													—	—

SUBTOTAL	622,968.38	88,813.90	61,744.62	103,887.74	77,169.58	98,849.00	(142,338.80)	—	150,902.46	6,951.42	77,292.78	99,695.68	—	622,968.38	—

	—													—	—
	—													—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	192,834.84	(84,501.77)	(58,582.48)	(101,226.49)	(75,317.75)	(96,396.35)	815,267.94	116,136.23	(144,981.96)	(3,480.48)	(76,203.00)	(97,879.05)		192,834.84	—
	—													—	—
	—													—	—

Total Cash Receipts and Transfers	815,803.22	4,312.13	3,162.14	2,661.25	1,851.83	2,452.65	672,929.14	116,136.23	5,920.50	3,470.94	1,089.78	1,816.63	—	699,666.99	116,136.23

														—	—
Cash Disbursements - Loans														—	—
														—	—
Loan Proceeds Checks	444,848.37						444,848.37							444,848.37	—
Expenses related to Loans	22,132.62						22,132.62							22,132.62	—

Subtotal - Loans	466,980.99	—	—	—	—	—	466,980.99	—	—	—	—	—		466,980.99	—

														—	—
														—	—
Cash Disbursements - Other	—													—	—
Advertising	5,745.81						5,745.81							5,745.81	—
Bank Charges	—						—							—	—
Claims Funding*	5,988.70						5,988.70							5,988.70	—
Company Auto	618.20						618.20							618.20	—
Computer Costs	1,497.99						1,497.99							1,497.99	—
Dues And Subscriptions	—						—							—	—
Employee Reimbursements - collections exp	—						—							—	—
Equipment Rental	194.64						194.64							194.64	—
Fixed Assets	2,668.30						2,668.30							2,668.30	—
Forms & Printing	4,892.46						4,892.46							4,892.46	—
Insurance	1,643.97						1,643.97							1,643.97	—
Meals & Entertainment	784.38						784.38							784.38	—
Miscellaneous	363.03						363.03							363.03	—
Office Expense	1,213.32						1,213.32							1,213.32	—
Postage	3,523.43						3,523.43							3,523.43	—
Prepaid Expenses	—						—							—	—
Prepaid Software ABS	—						—							—	—
Professional Fees-Ordinary Course	—						—							—	—
Rent	14,363.63						14,363.63							14,363.63	—
Repairs & Maintenance	686.92						686.92							686.92	—
Roadgard	—						—							—	—
Seminars & Meetings	—						—							—	—
Taxes & Licenses	—						—							—	—
Telephone	6,680.33						6,680.33							6,680.33	—
Temporary Agency Staff	—						—							—	—
Travel	1,077.89						1,077.89							1,077.89	—
Utilities	5,569.19						5,569.19							5,569.19	—
Interest to Finova	—						—							—	—
Payroll Paid TTG	—						—							—	—
Payroll Paid SMC	264,572.19						148,435.96	116,136.23						148,435.96	116,136.23
Restructuring Officer	—						—							—	—
Insurance Renewal	—						—							—	—
Voyager Payment	—						—							—	—
Pre-Filing Prepays	—						—							—	—
Deposit to Lender	—						—							—	—
US Trustee	—						—							—	—
Bankruptcy Professionals	—						—							—	—
Other	—						—							—	—

Total Other Cash Disbursements	322,084.38	—	—	—	—	—	205,948.15	116,136.23	—	—	—	—		205,948.15	116,136.23

														—	—

TOTAL ALL CASH DISBURSEMENTS	789,065.37	—	—	—	—	—	672,929.14	116,136.23	—	—	—	—		672,929.14	116,136.23

	103,628.36	10,690.20	9,929.71	17,455.26	14,817.34	11,578.38	—	—	17,795.36	3,566.29	8,601.83	9,193.99		103,628.36	—

Ending Bank Balance per bank rec.	103,628.36	10,690.20	9,929.71	17,455.26	14,817.34	11,578.38			17,795.36	3,566.29	8,601.83	9,193.99

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,932,738.15
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,932,738.15

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance-SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for August-07
FED ID# 57-0827143

	Consoli- dated Totals	Peoples 1170002977	Exch- ange Bank of S.C. 5100047- 02501	BB&T 5125815210	Regions Bank 385801- 0811	South Carolina Bank and Trust 270002033	WACH- OVIA DISBURS- EMENT ACCO- UNTS	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	1,008,843.71	11,298.71	9,816.97	9,991.91	883,038.71	19,984.10		—	14,119.35	12,876.16	47,717.80	1,008,843.71	—	—	1,008,843.71

	—												—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	2,737,879.85	115,789.32	135,089.58	119,225.88	2,390,507.27	185,810.20	(700,532.76)		132,999.48	134,286.40	224,704.48	2,737,879.85	—	—	2,737,879.85
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	2,737,879.85	115,789.32	135,089.58	119,225.88	2,390,507.27	185,810.20	(700,532.76)	—	132,999.48	134,286.40	224,704.48	2,737,879.85	—	—	2,737,879.85

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	374,781.80	(113,557.26)	(123,894.16)	(117,004.66)	(2,256,974.01)	(179,454.69)	3,124,936.94	508,333.97	(126,523.61)	(131,438.80)	(209,641.92)	(133,552.18)	508,333.97	—	374,781.80
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	3,112,661.65	2,232.06	11,195.42	2,221.22	133,533.26	6,355.51	2,424,404.18	508,333.97	6,475.87	2,847.60	15,062.56	2,604,327.68	508,333.97	—	3,112,661.65

												—
Cash Disbursements - Loans												—
												—
Loan Proceeds Checks	1,473,215.57						1,473,215.57					1,473,215.57			1,473,215.57
Expenses related to Loans	99,927.14						99,927.14					99,927.14			99,927.14

Subtotal - Loans	1,573,142.71						1,573,142.71					1,573,142.71			1,573,142.71

												—
												—
Cash Disbursements - Other												—
Advertising	13,465.45						13,465.45					13,465.45			13,465.45
Bank Charges	—											—	—	—	—
Claims Funding*	16,272.30						16,272.30					16,272.30			16,272.30
Company Auto	4,529.38						4,529.38					4,529.38	—	—	4,529.38
Computer Costs	4,283.81						4,283.81					4,283.81	—	—	4,283.81
Dues And Subscriptions	65.36						65.36					65.36	—	—	65.36
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	204.53						204.53					204.53	—	—	204.53
Fixed Assets	3,322.19						3,322.19					3,322.19	—	—	3,322.19
Forms & Printing	12,876.14						12,876.14					12,876.14	—	—	12,876.14
Insurance	5,029.24						5,029.24					5,029.24	—	—	5,029.24
Meals & Entertainment	3,076.61						3,076.61					3,076.61	—	—	3,076.61
Miscellaneous	958.41						958.41					958.41	—	—	958.41
Office Expense	1,121.09						1,121.09					1,121.09	—	—	1,121.09
Postage	9,788.41						9,788.41					9,788.41	—	—	9,788.41
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	39,211.59						39,211.59					39,211.59	—	—	39,211.59
Repairs & Maintenance	3,519.65						3,519.65					3,519.65	—	—	3,519.65
Roadgard	—						—					—	—	—	—
Seminars & Meetings	1,036.49						1,036.49					1,036.49	—	—	1,036.49
Taxes & Licenses	—						—					—	—	—	—
Telephone	15,138.42						15,138.42					15,138.42	—	—	15,138.42
Temporary Agency Staff	109.80						109.80					109.80	—	—	109.80
Travel	1,912.84						1,912.84					1,912.84	—	—	1,912.84
Utilities	11,661.93						11,661.93					11,661.93	—	—	11,661.93
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	1,044,218.62						535,884.65	508,333.97				535,884.65	508,333.97	—	1,044,218.62
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	167,793.18						167,793.18					167,793.18	—	—	167,793.18
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	—						—					—	—	—	—

Total Other Cash Disbursements	1,359,595.44	—	—	—	—	—	851,261.47	508,333.97	—	—	—	1,359,595.44	—	—	1,359,595.44

												—	—	—	—

TOTAL ALL CASH DISBURS-EMENTS	2,932,738.15	—	—	—	—	—	2,424,404.18	508,333.97	—	—	—	2,424,404.18	508,333.97	—	2,932,738.15

	1,188,767.21	13,530.77	21,012.39	12,213.13	1,016,571.97	26,339.61	—	—	20,595.22	15,723.76	62,780.36	1,188,767.21	—	—	1,188,767.21

Book Balance per bank rec.	1,188,767.21	13,530.77	21,012.39	12,213.13	1,016,571.97	26,339.61			20,595.22	15,723.76	62,780.36

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,649,174.82
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,649,174.82

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for August-07
FED ID# 57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993	State Bank of Texas 168262	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201
Beginning Cash Position	600,732.23	11,466.68	12,453.19	9,671.31	10,339.36	4,707.84	4,227.05	12,101.28	9,403.44	11,815.18	14,979.30	10,421.99	6,458.04	7,244.62	155,775.14

	—
TICO Cash Collected	—
SM Cash Collected	3,034,065.97	101,290.96	116,769.74	110,989.06	121,342.74	44,458.46	50,801.72	133,921.36	56,281.86	95,167.66	172,556.14	111,865.18	75,229.76	83,992.74	758,188.42
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	3,034,065.97	101,290.96	116,769.74	110,989.06	121,342.74	44,458.46	50,801.72	133,921.36	56,281.86	95,167.66	172,556.14	111,865.18	75,229.76	83,992.74	758,188.42

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(393,907.53)	(98,441.62)	(116,108.09)	(108,144.73)	(117,399.73)	(44,170.63)	(48,731.53)	(125,872.53)	(58,120.48)	(94,479.92)	(170,287.82)	(111,127.16)	(75,471.63)	(81,540.89)	(740,645.16)
	—									—
	—
	—
	—

Total Cash Receipts and Transfers	2,640,158.44	2,849.34	661.65	2,844.33	3,943.01	287.83	2,070.19	8,048.83	(1,838.62)	687.74	2,268.32	738.02	(241.87)	2,451.85	17,543.26

Cash Disbursements - Loans
Loan Proceeds Checks	1,834,709.38
Expenses related to Loans	83,773.16

Subtotal - Loans	1,918,482.54	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	11,834.10
Bank Charges	—
Claims Funding*	35,493.12
Company Auto	3,079.20
Computer Costs	3,507.63
Dues And Subscriptions	350.00
Employee Reimbursements - collections exp	—
Equipment Rental	247.91
Fixed Assets	3,591.16
Forms & Printing	13,628.24
Insurance	6,729.75
Meals & Entertainment	1,907.67
Miscellaneous	1,367.51
Office Expense	1,521.21
Postage	5,919.77
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	59,712.96
Repairs & Maintenance	5,978.65
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	—
Telephone	15,259.27
Temporary Agency Staff	—
Travel	4,751.49
Utilities	19,345.05
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	536,467.59
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	730,692.28	—	—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBU- RSEMENTS	2,649,174.82	—	—	—	—	—	—	—	—	—	—	—	—	—	—

	591,715.85	14,316.02	13,114.84	12,515.64	14,282.37	4,995.67	6,297.24	20,150.11	7,564.82	12,502.92	17,247.62	11,160.01	6,216.17	9,696.47	173,318.40

Book Balance per bank rec.	591,715.85	14,316.02	13,114.84	12,515.64	14,282.37	4,995.67	6,297.24	20,150.11	7,564.82	12,502.92	17,247.62	11,160.01	6,216.17	9,696.47	173,318.40

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Kleberg First National Bank 123390	Prosperity Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	1st National 79921	1st National 325149301	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Bank of Putnam County 9315285441
Beginning Cash Position	16,399.81	11,862.01	7,166.10	11,347.57	8,532.70	11,779.66	8,452.52	11,169.19	7,606.57	12,020.97	12,627.47	10,707.06	9,396.67	6,192.95	3,239.02

TICO Cash Collected						—
SM Cash Collected	149,271.12	105,479.78	88,368.72	80,936.10	109,150.79	114,700.00	67,179.34	109,886.02	101,095.88	121,982.00	109,024.76	141,774.30	111,875.50	89,608.52	22,464.98
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected						—
Other Income Collected

SUBTOTAL	149,271.12	105,479.78	88,368.72	80,936.10	109,150.79	114,700.00	67,179.34	109,886.02	101,095.88	121,982.00	109,024.76	141,774.30	111,875.50	89,608.52	22,464.98

GENERAL LEDGER DEPOSITS AND TRANSFERS	(147,581.69)	(109,207.32)	(84,980.67)	(81,259.05)	(105,507.55)	(112,514.10)	(65,627.87)	(109,753.44)	(99,995.65)	(120,268.49)	(110,290.22)	(140,469.00)	(110,116.59)	(88,139.58)	(20,164.77)
Total Cash Receipts and Transfers	1,689.43	(3,727.54)	3,388.05	(322.95)	3,643.24	2,185.90	1,551.47	132.58	1,100.23	1,713.51	(1,265.46)	1,305.30	1,758.91	1,468.94	2,300.21

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—				—	—	—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBUR- SEMENTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

	18,089.24	8,134.47	10,554.15	11,024.62	12,175.94	13,965.56	10,003.99	11,301.77	8,706.80	13,734.48	11,362.01	12,012.36	11,155.58	7,661.89	5,539.23

Book Balance per bank rec.	18,089.24	8,134.47	10,554.15	11,024.62	12,175.94	13,965.56	10,003.99	11,301.77	8,706.80	13,734.48	11,362.01	12,012.36	11,155.58	7,661.89	5,539.23

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	Citizens 8041871	WACHOVIA DISBUR- SEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Bank of Tennessee 123676	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	9,908.50	—	—	11,132.81	10,099.02	7,124.68	11,965.39	5,296.02	9,931.88	105,709.24	600,732.23	—	—	600,732.23

												—	—	—
TICO Cash Collected											—	—	—	—
SM Cash Collected	102,431.44	(1,284,075.67)		106,830.98	96,466.20	90,312.82	104,920.88	40,743.28	116,001.24	104,781.19	3,034,065.97	—	—	3,034,065.97
TIG Cash Collected											—	—	—	—
TPF Cash Collected											—	—	—	—
TCL Cash Collected											—	—	—	—
Other Income Collected											—	—	—	—

SUBTOTAL	102,431.44	(1,284,075.67)	—	106,830.98	96,466.20	90,312.82	104,920.88	40,743.28	116,001.24	104,781.19	3,034,065.97	—	—	3,034,065.97

											—	—	—	—
											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(99,657.69)	3,396,782.90	536,467.59	(108,908.24)	(98,261.72)	(88,529.07)	(109,913.61)	(37,502.54)	(115,254.95)	(172,712.29)	(930,375.12)	536,467.59	—	(393,907.53)
											—	—	—	—
											—	—	—	—
											—	—	—	—
											—	—	—	—

Total Cash Receipts and Transfers	2,773.75	2,112,707.23	536,467.59	(2,077.26)	(1,795.52)	1,783.75	(4,992.73)	3,240.74	746.29	(67,931.10)	2,103,690.85	536,467.59	—	2,640,158.44

												—
Cash Disbursements - Loans												—
											—	—
Loan Proceeds Checks		1,834,709.38									1,834,709.38	—		1,834,709.38
Expenses related to Loans		83,773.16									83,773.16	—		83,773.16

Subtotal - Loans	—	1,918,482.54	—	—	—	—	—	—	—	—	1,918,482.54	—	—	1,918,482.54

												—
												—
Cash Disbursements - Other												—
Advertising		11,834.10									11,834.10	—	—	11,834.10
Bank Charges										—	—		—	—
Claims Funding*		35,493.12									35,493.12	—		35,493.12
Company Auto		3,079.20									3,079.20	—	—	3,079.20
Computer Costs		3,507.63									3,507.63	—	—	3,507.63
Dues And Subscriptions		350.00									350.00	—	—	350.00
Employee Reimbursements - collections exp		—									—	—	—	—
Equipment Rental		247.91									247.91	—	—	247.91
Fixed Assets		3,591.16									3,591.16	—	—	3,591.16
Forms & Printing		13,628.24									13,628.24	—	—	13,628.24
Insurance		6,729.75									6,729.75	—	—	6,729.75
Meals & Entertainment		1,907.67									1,907.67	—	—	1,907.67
Miscellaneous		1,367.51									1,367.51	—	—	1,367.51
Office Expense		1,521.21									1,521.21	—	—	1,521.21
Postage		5,919.77									5,919.77	—	—	5,919.77
Prepaid Expenses		—									—	—	—	—
Prepaid Software ABS		—									—	—	—	—
Professional Fees-Ordinary Course		—									—	—	—	—
Rent		59,712.96									59,712.96	—	—	59,712.96
Repairs & Maintenance		5,978.65									5,978.65	—	—	5,978.65
Roadgard		—									—	—	—	—
Seminars & Meetings		—									—	—	—	—
Taxes & Licenses		—									—	—	—	—
Telephone		15,259.27									15,259.27	—	—	15,259.27
Temporary Agency Staff		—									—	—	—	—
Travel		4,751.49									4,751.49	—	—	4,751.49
Utilities		19,345.05									19,345.05	—	—	19,345.05
Interest to Finova		—									—	—	—	—
Payroll Paid TTG		—									—	—	—	—
Payroll Paid SMC			536,467.59								—	536,467.59	—	536,467.59
Restructuring Officer		—									—	—	—	—
Insurance Renewal		—									—	—	—	—
Voyager Payment		—									—	—	—	—
Pre-Filing Prepays		—									—	—	—	—
Deposit to Lender		—									—	—	—	—
US Trustee		—									—	—	—	—
Bankruptcy Professionals		—									—	—	—	—
Other		—									—	—	—	—

Total Other Cash Disbursements	—	194,224.69	536,467.59	—	—	—	—	—	—	—	194,224.69	536,467.59	—	730,692.28

											—		—	—

TOTAL ALL CASH DISBURSE- MENTS	—	2,112,707.23	536,467.59	—	—	—	—	—	—	—	2,112,707.23	536,467.59	—	2,649,174.82

	12,682.25	—	—	9,055.55	8,303.50	8,908.43	6,972.66	8,536.76	10,678.17	37,778.14	591,715.85	—	—	591,715.85

Book Balance per bank rec.	12,682.25	—		9,055.55	8,303.50	8,908.43	6,972.66	8,536.76	10,678.17	37,778.14

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,506,444.65
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,506,444.65

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No. 03-13213
Monthly Court Report for August-07
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,464,878.34	1,464,878.34		1,464,878.34	—	—	1,464,878.34
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,464,878.34	1,464,878.34	—	1,464,878.34	—	—	1,464,878.34

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	209,441.95	(15,293.09)	224,735.04	(15,293.09)	224,735.04	—	209,441.95
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,674,320.29	1,449,585.25	224,735.04	1,449,585.25	224,735.04	—	1,674,320.29

Cash Disbursements - Loans
Loan Proceeds Checks	808,902.57	808,902.57		808,902.57			808,902.57
Expenses related to Loans	44,938.70	44,938.70		44,938.70			44,938.70

Subtotal - Loans	853,841.27	853,841.27	—	853,841.27	—	—	853,841.27

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	6,556.85	6,556.85		6,556.85			6,556.85
Bank Charges	—	—		—	—	—	—
Claims Funding*	37,736.46	37,736.46		37,736.46			37,736.46
Company Auto	—	—		—	—	—	—
Computer Costs	2,764.51	2,764.51		2,764.51	—	—	2,764.51
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	557.13	557.13		557.13	—	—	557.13
Forms & Printing	6,363.13	6,363.13		6,363.13	—	—	6,363.13
Insurance	3,224.41	3,224.41		3,224.41	—	—	3,224.41
Meals & Entertainment	76.42	76.42		76.42	—	—	76.42
Miscellaneous	620.12	620.12		620.12	—	—	620.12
Office Expense	346.96	346.96		346.96	—	—	346.96
Postage	6,406.94	6,406.94		6,406.94	—	—	6,406.94
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	21,611.59	21,611.59		21,611.59	—	—	21,611.59
Repairs & Maintenance	2,223.70	2,223.70		2,223.70	—	—	2,223.70
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	8,086.86	8,086.86		8,086.86	—	—	8,086.86
Temporary Agency Staff	—	—		—	—	—	—
Travel	217.13	217.13		217.13	—	—	217.13
Utilities	6,072.78	6,072.78		6,072.78	—	—	6,072.78
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	459,247.63	234,512.59	224,735.04	234,512.59	224,735.04	—	459,247.63
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	90,490.76	90,490.76		90,490.76	—	—	90,490.76
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	652,603.38	427,868.34	224,735.04	427,868.34	224,735.04	—	652,603.38

TOTAL ALL CASH DISBURSEMENTS	1,506,444.65	1,281,709.61	224,735.04	1,281,709.61	224,735.04	—	1,506,444.65

	167,875.64	167,875.64	—	167,875.64	—	—	167,875.64

Book Balance per bank rec.

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,624,998.45
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,624,998.45

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case	# 03-13209	Case No. 03-13209
Monthly Court Report for August-07
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	39,601.30	11,705.88	16,756.57	11,138.85	—	—	39,601.30	—	—	39,601.30

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,341,565.34	81,530.16	189,311.52	138,783.18	931,940.48		1,341,565.34	—	—	1,341,565.34
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,341,565.34	81,530.16	189,311.52	138,783.18	931,940.48	—	1,341,565.34	—	—	1,341,565.34

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	305,557.37	(78,932.96)	(177,576.37)	(130,991.27)	442,760.67	250,297.30	55,260.07	250,297.30	—	305,557.37
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,647,122.71	2,597.20	11,735.15	7,791.91	1,374,701.15	250,297.30	1,396,825.41	250,297.30	—	1,647,122.71

Cash Disbursements - Loans
							—
Loan Proceeds Checks	757,200.57				757,200.57		757,200.57			757,200.57
Expenses related to Loans	55,486.28				55,486.28		55,486.28			55,486.28

Subtotal - Loans	812,686.85	—	—	—	812,686.85	—	812,686.85	—	—	812,686.85

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	8,875.52				8,875.52		8,875.52			8,875.52
Bank Charges	—				—		—	—	—	—
Claims Funding*	15,044.87				15,044.87		15,044.87			15,044.87
Company Auto	1,693.71				1,693.71		1,693.71	—	—	1,693.71
Computer Costs	3,673.26				3,673.26		3,673.26	—	—	3,673.26
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	5,609.89				5,609.89		5,609.89	—	—	5,609.89
Forms & Printing	5,968.27				5,968.27		5,968.27	—	—	5,968.27
Insurance	2,573.82				2,573.82		2,573.82	—	—	2,573.82
Meals & Entertainment	1,309.54				1,309.54		1,309.54	—	—	1,309.54
Miscellaneous	746.39				746.39		746.39	—	—	746.39
Office Expense	1,011.05				1,011.05		1,011.05	—	—	1,011.05
Postage	4,082.41				4,082.41		4,082.41	—	—	4,082.41
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	157.01				157.01		157.01	—	—	157.01
Rent	24,725.95				24,725.95		24,725.95	—	—	24,725.95
Repairs & Maintenance	—						—	—	—	—
Roadgard	48,748.53				48,748.53		48,748.53	—	—	48,748.53
Seminars & Meetings	42.79				42.79		42.79	—	—	42.79
Taxes & Licenses	5,543.01				5,543.01		5,543.01	—	—	5,543.01
Telephone	9,398.99				9,398.99		9,398.99	—	—	9,398.99
Temporary Agency Staff	—				—		—	—	—	—
Travel	3,802.88				3,802.88		3,802.88	—	—	3,802.88
Utilities	7,540.16				7,540.16		7,540.16	—	—	7,540.16
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	508,704.81				258,407.51	250,297.30	258,407.51	250,297.30	—	508,704.81
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	153,058.74				153,058.74		153,058.74	—	—	153,058.74
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	—				—		—	—	—	—

Total Other Cash Disbursements	812,311.60	—	—	—	562,014.30	250,297.30	562,014.30	250,297.30	—	812,311.60

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,624,998.45	—	—	—	1,374,701.15	250,297.30	1,374,701.15	250,297.30	—	1,624,998.45

	61,725.56	14,303.08	28,491.72	18,930.76	—	—	61,725.56	—	—	61,725.56

Book Balance per bank rec.	61,725.56	14,303.08	28,491.72	18,930.76

In re:	Case No.	03-13206
Sothern Finance of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,407,093.72
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,407,093.72

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case	# 03-13206	Case No. 03-13206
Monthly Court Report for August-07
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Armstrong Bank 6002-5670	Arvest Bank 1363- 7871	Arvest Bank 1146- 2307	Arvest Bank 1363- 7884	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACC-OUNTS	AmSouth 5097-2871
Beginning Cash Position	168,626.61	7,465.71	6,807.83	3,751.18	5,261.78	5,600.49	—	—	—

	—
TICO Cash Collected	—
SM Cash Collected	1,339,673.71	117,211.32	89,218.42	71,273.82	49,347.74	52,472.06	39,078.41		0.00
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUB- TOTAL	1,339,673.71	117,211.32	89,218.42	71,273.82	49,347.74	52,472.06	39,078.41	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANS- FERS	136,706.24	(113,385.80)	(85,075.70)	(68,009.47)	(47,512.06)	(51,625.91)	1,156,039.55	211,975.76	—
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,476,379.95	3,825.52	4,142.72	3,264.35	1,835.68	846.15	1,195,117.96	211,975.76	—

Cash Disburs- ements - Loans

Loan Proceeds Checks	805,152.90						805,152.90
Expenses related to Loans	49,060.34						49,060.34

Subtotal - Loans	854,213.24	—	—	—	—	—	854,213.24	—	—

Cash Disbur- sements - Other
Advertising	10,216.49						10,216.49
Bank Charges	—						—
Claims Funding*	10,598.40						10,598.40
Company Auto	1,149.75						1,149.75
Computer Costs	2,211.48						2,211.48
Dues And Subsc- riptions	275.00						275.00
Employee Reimbu- rsements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	3,589.65						3,589.65
Forms & Printing	6,146.92						6,146.92
Insurance	2,997.25						2,997.25
Meals & Entert- ainment	1,025.76						1,025.76
Miscellaneous	785.77						785.77
Office Expense	—
Postage	4,138.48						4,138.48
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	269.80						269.80
Rent	28,025.10						28,025.10
Repairs & Maint- enance	1,500.81						1,500.81
Roadgard	—						—
Seminars & Meetings	83.01						83.01
Taxes & Licenses	862.67						862.67
Telephone	10,230.44						10,230.44
Temporary Agency Staff	—						—
Travel	2,369.30						2,369.30
Utilities	5,914.68						5,914.68
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	460,489.72						248,513.96	211,975.76
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Profe- ssionals	—						—
Other	—						—

Total Other Cash Disbur- sements	552,880.48	—	—	—	—	—	340,904.72	211,975.76	—

TOTAL ALL CASH DISBURS- EMENTS	1,407,093.72	—	—	—	—	—	1,195,117.96	211,975.76	—

	237,912.84	11,291.23	10,950.55	7,015.53	7,097.46	6,446.64	—	—	—

Book Balance per bank rec.	237,912.84	11,291.23	10,950.55	7,015.53	7,097.46	6,446.64			—

	Sun Trust 1000055- 472699	Sun Trust 100005-5473010	AmSouth 5097- 2898	First Tennessee 10319-3515	Operating	Payroll	Other	Total
Beginning Cash Position	5,921.99	6,416.70	10,032.17	117,368.76	168,626.61	—	—	168,626.61

					—	—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected	36,499.44	42,389.50	120,628.70	721,554.30	1,339,673.71	—	—	1,339,673.71
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUB- TOTAL	36,499.44	42,389.50	120,628.70	721,554.30	1,339,673.71	—	—	1,339,673.71

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANS- FERS	(34,456.28)	(40,341.95)	(116,307.34)	(674,594.56)	(75,269.52)	211,975.76	—	136,706.24
					—	—	—	—
					—	—	—	—
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	2,043.16	2,047.55	4,321.36	46,959.74	1,264,404.19	211,975.76	—	1,476,379.95

					—
Cash Disburs- ements - Loans					—
					—
Loan Proceeds Checks					805,152.90			805,152.90
Expenses related to Loans					49,060.34			49,060.34

Subtotal - Loans	—	—	—	—	854,213.24	—	—	854,213.24

					—
					—
Cash Disbur- sements - Other					—
Advertising					10,216.49			10,216.49
Bank Charges					—	—	—	—
Claims Funding*					10,598.40			10,598.40
Company Auto					1,149.75	—	—	1,149.75
Computer Costs					2,211.48	—	—	2,211.48
Dues And Subsc- riptions					275.00	—	—	275.00
Employee Reimbu- rsements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					3,589.65	—	—	3,589.65
Forms & Printing					6,146.92	—	—	6,146.92
Insurance					2,997.25	—	—	2,997.25
Meals & Entert- ainment					1,025.76	—	—	1,025.76
Miscellaneous					785.77	—	—	785.77
Office Expense					—	—	—	—
Postage					4,138.48	—	—	4,138.48
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					—	—	—	—
Professional Fees-Ordinary Course					269.80	—	—	269.80
Rent					28,025.10	—	—	28,025.10
Repairs & Maint- enance					1,500.81	—	—	1,500.81
Roadgard					—	—	—	—
Seminars & Meetings					83.01	—	—	83.01
Taxes & Licenses					862.67	—	—	862.67
Telephone					10,230.44	—	—	10,230.44
Temporary Agency Staff					—	—	—	—
Travel					2,369.30	—	—	2,369.30
Utilities					5,914.68	—	—	5,914.68
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC					248,513.96	211,975.76	—	460,489.72
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					—	—	—	—
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Profe- ssionals					—	—	—	—
Other					—	—	—	—

Total Other Cash Disbur- sements	—	—	—	—	340,904.72	211,975.76	—	552,880.48

					—

TOTAL ALL CASH DISBURS- EMENTS	—	—	—	—	1,195,117.96	211,975.76	—	1,407,093.72

	7,965.15	8,464.25	14,353.53	164,328.50	237,912.84	—	—	237,912.84

Book Balance per bank rec.	7,965.15	8,464.25	14,353.53	164,328.50

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	981,771.37
Less: Transfers to Debtor in Possession Accounts	—
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$981,771.37

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for August-07
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(647,562.39)	108,347.90	430,160.89	(1,176,132.46)	(9,938.72)	(647,562.39)	—	—	(647,562.39)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	2,113,438.40	—	2,113,438.40	—	—	2,113,438.40	—	—	2,113,438.40
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	299.47	299.47				299.47	—	—	299.47

SUBTOTAL	2,113,737.87	299.47	2,113,438.40	—	—	2,113,737.87	—	—	2,113,737.87

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(124,864.20)	—	(1,276,191.05)	1,096,583.82	54,743.03	(179,607.23)	54,743.03	—	(124,864.20)
	—		—			—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,988,873.67	299.47	837,247.35	1,096,583.82	54,743.03	1,934,130.64	54,743.03	—	1,988,873.67

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	300,972.00			300,972.00		300,972.00			300,972.00

Subtotal - Loans	300,972.00	—	—	300,972.00	—	300,972.00	—	—	300,972.00

Cash Disbursements - Other	—					—
Advertising	64,185.34			64,185.34		64,185.34			64,185.34
Bank Charges	24.00			24.00		24.00	—	—	24.00
Claims Funding*	48,134.69			48,134.69		48,134.69			48,134.69
Company Auto	6,208.13			6,208.13		6,208.13	—	—	6,208.13
Computer Costs	792.88			792.88		792.88	—	—	792.88
Dues And Subscriptions	1,554.40			1,554.40		1,554.40	—	—	1,554.40
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,413.08			3,413.08		3,413.08	—	—	3,413.08
Fixed Assets	3,258.75			3,258.75		3,258.75	—	—	3,258.75
Forms & Printing	1,330.90			1,330.90		1,330.90	—	—	1,330.90
Insurance	1,407.35			1,407.35		1,407.35	—	—	1,407.35
Meals & Entertainment	9,675.03			9,675.03		9,675.03	—	—	9,675.03
Miscellaneous	191.26			191.26		191.26	—	—	191.26
Office Expense	1,539.32			1,539.32		1,539.32	—	—	1,539.32
Postage	8,845.09			8,845.09		8,845.09	—	—	8,845.09
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	25,979.38			25,979.38		25,979.38	—	—	25,979.38
Professional Fees-Ordinary Course	3,638.90			3,638.90		3,638.90	—	—	3,638.90
Rent	17,164.66			17,164.66		17,164.66	—	—	17,164.66
Repairs & Maintenance	731.80			731.80		731.80	—	—	731.80
Roadgard	—			—		—	—	—	—
Seminars & Meetings	525.21			525.21		525.21	—	—	525.21
Taxes & Licenses	1,912.87			1,912.87		1,912.87	—	—	1,912.87
Telephone	5,133.56			5,133.56		5,133.56	—	—	5,133.56
Temporary Agency Staff	27,403.00			27,403.00		27,403.00	—	—	27,403.00
Travel	9,110.94			9,110.94		9,110.94	—	—	9,110.94
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	422,589.74			209,082.77	213,506.97	209,082.77	213,506.97	—	422,589.74
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	16,049.75			16,049.75		16,049.75	—	—	16,049.75
Voyager Payment	(0.66)			(0.66)		(0.66)	—	—	(0.66)
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	680,799.37	—	—	467,292.40	213,506.97	467,292.40	213,506.97	—	680,799.37

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	981,771.37	—	—	768,264.40	213,506.97	768,264.40	213,506.97	—	981,771.37

	359,539.91	108,647.37	1,267,408.24	(847,813.04)	(168,702.66)	518,303.85	(158,763.94)	—	359,539.91

Book Balance per bank rec.	359,539.91	108,647.37	1,267,408.24	(847,813.04)	(168,702.66)

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for August-07
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	August-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for August-07
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	August-07

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00

*	”Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	August-07

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cummulative Filing to Date
Other Costs
Total Other Costs	$0.00	$0.00
Other Operationas Expenses
Total Other Operational Costs	$0.00	$0.00
Other Income
Total Other Income	$0.00	$0.00
Other Expenses
Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interst Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

8/31/2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,880,788	—	—	3,880,788	71.4%	—	3,880,788	71.4%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	682,942	—	—	682,942	12.6%	—	682,942	12.6%
Late Charges	—	—	—	411,833	—	—	411,833	7.6%	—	411,833	7.6%

Total Interest Income	—	—	—	4,975,563	—	—	4,975,563	91.6%	—	4,975,563	91.6%
Interest Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Interest Income	—	—	—	4,975,563	—	—	4,975,563	91.6%	—	4,975,563	91.6%
Provision for Loan Losses
P&L Recoveries	—	—	—	(50,545)	(1,178)	—	(51,724)	-1.0%	—	(51,724)	-1.0%
Reserves	—	—	—	228,014	—	—	228,014	4.2%	—	228,014	4.2%
Cash	—	—	—	1,256,300	—	—	1,256,300	23.1%	—	1,256,300	23.1%

Total Provision	—	—	—	1,433,768	(1,178)	—	1,432,590	26.4%	—	1,432,590	26.4%
Net Interest included Provision	—	—	—	3,541,795	1,178	—	3,542,973		—	3,542,973
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	400,010	—	—	400,010	7.4%	—	400,010	7.4%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	41,428	—	—	41,428	0.8%	—	41,428	0.8%
Other Income	—	—	—	9	15,217	—	15,226	0.3%	—	15,226	0.3%

Total Direct Income	—	—	—	441,447	15,217	—	456,664	8.4%	—	456,664	8.4%
Total Revenue	—	—	—	5,417,010	15,217	—	5,432,227	100.0%	—	5,432,227	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,614,376	20,983	—	1,635,359	30.1%	—	1,635,359	30.1%
Commissions/Bonus	—	—	—	253,510	—	—	253,510	4.7%	—	253,510	4.7%
Benefits	—	—	—	191,690	2,553	—	194,244	3.6%	—	194,244	3.6%
Taxes	—	—	—	145,048	1,600	—	146,648	2.7%	—	146,648	2.7%
Other	—	—	—	28,793	80	—	28,873	0.5%	—	28,873	0.5%

Total Personnel	—	—	—	2,233,417	25,217	—	2,258,633	41.6%	—	2,258,633	41.6%
Building
Rent	—	—	—	223,285	1,650	—	224,935	4.1%	—	224,935	4.1%
Utilities	—	—	—	58,818	505	—	59,323	1.1%	—	59,323	1.1%
Depreciation	—	—	—	50,545	—	—	50,545	0.9%	—	50,545	0.9%
Other	—	—	—	14,253	—	—	14,253	0.3%	—	14,253	0.3%

Total Building	—	—	—	346,901	2,155	—	349,056	6.4%	—	349,056	6.4%
Telecommunications
Telephone	—	—	—	83,858	950	—	84,808	1.6%	—	84,808	1.6%
Computers	—	—	—	49,713	3,306	—	53,019	1.0%	—	53,019	1.0%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	133,571	4,256	—	137,827	2.5%	—	137,827	2.5%
Advertising	—	—	—	192,867	—	—	192,867	3.6%	—	192,867	3.6%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	33,342	4,694	—	38,036	0.7%	—	38,036	0.7%
Collection Expense	—	—	—	6,124	—	—	6,124	0.1%	—	6,124	0.1%
Travel	—	—	—	105,128	84	—	105,212	1.9%	—	105,212	1.9%
Office Expense	—	—	—	137,723	1,307	—	139,031	2.6%	—	139,031	2.6%
Entertainment	—	—	—	2,856	—	—	2,856	0.1%	—	2,856	0.1%
Amortization	—	—	—	5,260	—	—	5,260	0.1%	—	5,260	0.1%
Taxes & Licenses	—	—	—	22,255	821	—	23,076	0.4%	—	23,076	0.4%
Other	—	—	—	64,382	197	—	64,579	1.2%	—	64,579	1.2%

Total Other Expense	—	—	—	232,477	2,326	—	234,802	4.3%	—	234,802	4.3%

Total Direct Expense	—	—	—	4,717,595	37,554	—	4,755,149	87.5%	—	4,755,149	87.5%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	699,415	(22,337)	—	677,078	12.5%	—	677,078	12.5%
Income Tax (34%)	—	—	—	272,073	—	—	272,073	5.0%	—	272,073	5.0%

Net Income	—	—	—	427,343	(22,337)	—	405,006	7.5%	—	405,006	7.5%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru August 31, 2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	152,009,530	36	—	152,388,112	53.3%	10,166,085	162,554,197	56.4%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	1.3%
Fee Income	226,383	105,384	—	21,660,349	—	—	21,992,116	7.7%	51,566	22,043,682	7.6%
Late Charges	149,281	—	—	13,368,364	—	—	13,517,644	4.7%	1,064,348	14,581,992	5.1%

Total Interest Income	741,283	118,310	—	187,038,243	36	—	187,897,872	65.8%	14,957,402	202,855,274	70.3%
Interest Expense	113,794	52,912	0	6,815,753	6,945,084	—	13,927,543	4.9%	3,252,426	17,179,969	6.0%

Net Interest Income	627,489	65,398	(0)	180,222,490	(6,945,048)	—	173,970,329	60.9%	11,704,976	185,675,305	64.4%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(2,394,750)	(136,034)	—	(2,540,279)	-0.9%	(2,302,500)	(4,842,779)	-1.7%
Reserves	—	(20,000)	—	4,260,016	—	—	4,240,016	1.5%	(7,657,559)	(3,417,543)	-1.2%
Cash	557,239	64,134	4,612	44,445,080	7,396,688	—	52,467,752	18.4%	21,376,202	73,843,954	25.6%

Total Provision	547,854	44,024	4,612	46,310,346	7,260,654	—	54,167,489	19.0%	11,416,143	65,583,633	22.7%
Net Interest included Provision	79,635	21,375	(4,612)	133,912,144	(14,205,702)	—	119,802,840		288,832	120,091,673
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	22,135,456	—	—	22,135,456	7.7%	7,311,070	29,446,527	10.2%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	0.8%	69,787	2,255,222	0.8%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,835	387,835	0.1%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,418,696	—	—	1,419,592	0.5%	—	1,419,592	0.5%
Other Income	171,288	256,832	2,042,382	3,263,470	66,390,450	—	72,124,421	25.2%	(20,035,165)	52,089,256	18.1%

Total Direct Income	171,288	256,832	5,266,457	25,779,878	66,390,450	—	97,864,905	34.2%	(12,266,473)	85,598,431	29.7%
Total Revenue	912,570	375,142	5,266,457	212,818,121	66,390,486	—	285,762,777	100.0%	2,690,929	288,453,706	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	62,050,642	3,021,203	—	66,888,533	23.4%	5,103,807	71,992,341	25.0%
Commissions/Bonus	—	58,213	366,715	12,133,264	302,445	—	12,860,636	4.5%	481,502	13,342,137	4.6%
Benefits	6,989	12,842	142,412	7,696,167	129,860	—	7,988,269	2.8%	451,031	8,439,300	2.9%
Taxes	6,914	15,553	159,820	6,529,094	218,440	—	6,929,821	2.4%	575,970	7,505,791	2.6%
Other	—	—	66,338	415,125	83,366	—	564,829	0.2%	126,684	691,513	0.2%

Total Personnel	100,067	259,140	2,293,278	88,824,291	3,755,313	—	95,232,089	33.3%	6,738,994	101,971,083	35.4%
Building
Rent	392	9,889	184,677	8,710,974	300,315	—	9,206,247	3.2%	880,504	10,086,750	3.5%
Utilities	—	216	40,071	1,997,764	55,645	—	2,093,695	0.7%	152,662	2,246,357	0.8%
Depreciation	40,494	2,445	84,488	2,889,860	421,566	—	3,438,853	1.2%	630,151	4,069,004	1.4%
Other	428	257	—	619,711	12,079	—	632,474	0.2%	107,514	739,988	0.3%

Total Building	41,314	12,806	309,236	14,218,308	789,605	—	15,371,269	5.4%	1,770,830	17,142,100	5.9%
Telecommunications
Telephone	6,010	6,411	89,222	3,881,684	193,647	—	4,176,973	1.5%	384,636	4,561,609	1.6%
Computers	27,156	3,315	80,347	1,847,581	381,706	—	2,340,105	0.8%	379,889	2,719,993	0.9%
Office Expense	866	415	16,583	1,019,623	26,938	—	1,064,426	0.4%	90,206	1,154,632	0.4%
Other	—	—	(551)	—	10,842	—	10,291	0.0%	700	10,991	0.0%

Total Telecommunications	34,032	10,141	185,601	6,748,888	613,133	—	7,591,794	2.7%	855,431	8,447,226	2.9%
Advertising	—	113	43,816	6,434,043	4,720	—	6,482,692	2.3%	163,736	6,646,428	2.3%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.4%	1,580,370	2,848,327	1.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.1%
Professional Fees	2,386	9,408	36,482	1,123,891	49,962,279	—	51,134,446	17.9%	101,430	51,235,876	17.8%
Collection Expense	1,860	51	—	112,707	—	—	114,618	0.0%	634,381	748,999	0.3%
Travel	—	6,620	24,540	4,327,559	128,662	—	4,487,381	1.6%	207,618	4,695,000	1.6%
Office Expense	23,071	3,158	52,550	4,657,605	293,369	—	5,029,752	1.8%	465,572	5,495,324	1.9%
Entertainment	—	68	—	122,109	35	—	122,212	0.0%	126	122,338	0.0%
Amortization	—	—	101,806	474,664	—	—	576,470	0.2%	12,568,082	13,144,551	4.6%
Taxes & Licenses	5,636	3,405	20,599	1,185,593	108,742	—	1,323,976	0.5%	203,775	1,527,750	0.5%
Other	1,326	29,298	567,361	3,114,499	474,389	—	4,186,874	1.5%	2,317,651	6,504,525	2.3%

Total Other Expense	30,033	35,930	742,315	9,554,469	876,536	—	11,239,283	3.9%	15,555,206	26,794,489	9.3%

Total Direct Expense	871,340	431,143	3,639,880	185,738,212	70,335,986	—	261,016,562	91.3%	42,694,600	303,711,161	105.3%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	27,058,051	(3,866,048)	—	24,788,712	8.7%	(40,046,168)	(15,257,456)	-5.3%
Income Tax (34%)	—	—	66,684	10,428,231	5,481,666	—	15,976,581	5.6%	(10,708,208)	5,268,373	1.8%

Net Income	41,231	(56,002)	1,544,796	16,629,820	(9,347,714)	—	8,812,131	3.1%	(29,337,960)	(20,525,829)	-7.1%

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	August-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00
Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00
Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00
Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00
TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*	“Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	August-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00
Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

8/31/2007

	Premium Finance	Commercial Lending	Insurance Group			Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
				Southern	Corporate			TICO	Reinsurance
Assets
Cash/Investments	—	—	—	2,849,273	7,249,601	—	10,098,874	—	—	—	10,098,874
Restricted Cash	—	—	—	—	—	—	—	—	—	—	—
Finance Receivables, GROSS	—	—	—	85,917,012	—	—	85,917,012	—	—	—	85,917,012
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	437,009	—	—	437,009	—	—	—	437,009
Unearned Interest	—	—	—	(15,891,240)	—	—	(15,891,240)	—	—	—	(15,891,240)
Loss Reserve	—	—	—	(9,854,410)	—	—	(9,854,410)	—	—	—	(9,854,410)
Unearned Insurance	—	—	—	(1,085,482)	(42,399)	—	(1,127,881)	—	—	—	(1,127,881)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,598,487	—	—	6,598,487	—	—	—	6,598,487
Accumulated Depreciation	—	—	—	(4,959,235)	—	—	(4,959,235)	—	—	—	(4,959,235)
Accounts Receivable	73,260	—	(102)	78,644	3,583	—	155,385	—	—	—	155,385
Repossessed Automobiles	—	—	—	—	—	—	—	—	—	—	—
Intercompany Balance	730,836	57,761	(3,410,817)	(39,391,784)	82,836,672	(6,248,675)	34,573,994	(47,871,720)	13,297,726	(34,573,993)	0
Goodwill	—	—	—	17,956,202	—	—	17,956,202	—	—	—	17,956,202
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(116,920)	—	—	(116,920)	—	—	—	(116,920)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	—	—	—
Prepaid Assets	—	—	—	508,846	34,248	—	543,094	—	—	—	543,094
Other Assets	—	—	—	388,271	127,404	—	515,675	—	—	—	515,675

Total Assets	804,097	57,761	(3,410,919)	43,434,674	102,370,029	(18,409,595)	124,846,047	(47,871,720)	13,297,726	(34,573,993)	90,272,053
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	25,877	—	27,387	—	—	—	27,387
Notes Payable	—	—	67,738	—	—	—	67,738	—	—	—	67,738
Subordinated Notes Payable	—	—	—	—	98,169,800	—	98,169,800	—	—	—	98,169,800
Accounts Payable	4,236	1,509	13,541	525,588	244,920	—	789,794	—	—	—	789,794
Employee Savings	—	—	—	—	852,555	—	852,555	—	—	—	852,555
Income Taxes Payable	—	—	—	162,551	2,585,496	—	2,748,047	—	—	—	2,748,047
Claims Reserves	—	—	—	—	—	—	—	—	—	—	—
Accrued Liabilities - Other	—	—	—	2,204,087	438,640	—	2,642,727	—	—	—	2,642,727
Other Liabilities	296,177	—	—	57,461	943,510	—	1,297,148	—	—	—	1,297,148

Total Liabilities	300,413	1,509	82,789	2,949,688	103,260,798	—	106,595,197	—	—	—	106,595,197
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(372,316)	56,252	(4,702,440)	38,414,136	(68,783,890)	(19,187,192)	(54,575,450)	(56,437,793)	13,297,726	(43,140,067)	(97,715,517)
Equity in Subsidiary	—	—	—	—	—	—	—	8,459,087	—	8,459,087	8,459,087
Current Year Income (Loss)	—	—	—	4,932,179	59,424,170	—	64,356,349	106,986	—	106,986	64,463,335

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	40,484,986	(890,769)	(18,409,595)	18,250,850	(47,871,720)	13,297,726	(34,573,994)	(16,323,144)
Total Liabilities & Stockholders’ Equity	804,097	57,761	(3,410,919)	43,434,674	102,370,029	(18,409,595)	124,846,047	(47,871,720)	13,297,726	(34,573,994)	90,272,053

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	August 31, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$131,045.78	$131,045.78	Bi-Weekly	EFT	0
FICA-Employee	0	$163,205.95	$163,205.95	Bi-Weekly	EFT	0
FICA-Employer	0	$163,205.95	$163,205.95	Bi-Weekly	EFT	0
Unemployment	0	$4,880.69	$4,880.69	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes
Total Federal Taxes	$0.00	$462,338.37	$462,338.37	$0.00		$0.00
State and Local
Withholding	0	$3,697.56	$3,697.56	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$820.82
Personal Property	0	799.19
Other:	0	5,972.49				0
Total State and Local Taxes	$0.00	$11,290.06	$3,697.56	$0.00		$0.00
TOTAL TAXES		$473,628.43	$466,035.93			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* ”Insider is defined in 11 U.S.C Section 101(31).
Form Mor - 4

THE THAXTON GROUP

Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP

Wachovia 2000014825402

Monthly Court Report for    August-07

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	25,661.82	13,849.09	11,812.73
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	25,661.82	13,849.09	11,812.73

Cash Disbursments
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	27,602.11	13,849.09	13,753.02
Employee Witholding of Insurance/etc	(1,940.29)		(1,940.29)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	25,661.82	13,849.09	11,812.73

	0.00	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 8/3/2007	Period Ending 8/17/2007	Period Ending 8/31/2007	Total
Corporate
Salary expense	$4,173.85	$4,173.85	$4,173.85	$12,521.55
FICA/FUTA/SUTA	$318.55	$318.55	$318.55	$955.65
401(k) match	$91.94	$91.94	$91.94	$275.82
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$4,584.34	$4,584.34	$4,584.34	$13,753.02
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$2,115.38	$2,115.38	$4,230.76	$8,461.52
FICA/FUTA/SUTA	$160.85	$160.85	$322.73	$644.43
401(k) match	$63.46	$63.46	$126.92	$253.84
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$2,339.69	$2,339.69	$4,680.41	$9,359.79
Period Total	$6,924.03	$6,924.03	$9,264.75	$23,112.81
401(k) payable	$(531.51)	$(531.51)	$(764.20)	$(1,827.22)
Payable to reimbursement	$—	$—		$—
Dental insurance	$—	$—		$—
Cancer insurance	$—	$—		$—
Life insurance	$(4.76)	$(4.76)	$(4.76)	$(14.28)
Contingent health liability	$(32.93)	$(32.93)	$(32.93)	$(98.79)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—
Company car	$—	$—	$—
	$6,354.83	$6,354.83	$8,462.86	$21,172.52

	$(569.20)	$(569.20)	$(801.89)	$(1,940.29)
				$—
				$—
Net Checks	$—	$—	$1,625.74	$1,625.74
Direct Deposits	$4,415.76	$4,415.76	$4,415.76	$13,247.28
Wage Garnishments	$—	$—		$—
Federal Tax	$739.86	$739.86	$898.38	$2,378.10
EE SS Tax	$388.52	$388.52	$519.73	$1,296.77
ER SS Tax	$388.52	$388.52	$519.73	$1,296.77
EE Med Tax	$90.86	$90.86	$121.54	$303.26
ER Med Tax	$90.86	$90.86	$121.55	$303.27
State/local Tax	$240.43	$240.43	$240.43	$721.29
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$6,354.81	$6,354.81	$8,462.86	$21,172.48

				$—
reconciliation	$(0.02)	$(0.02)	$—	$(0.04)
Accrual	$569.18	$569.18	$801.89	$1,940.25

PAYROLL - TICO

	Period Ending 8/3/2007	Period Ending 8/17/2007	Period Ending 8/31/2007	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$4,173.85	$4,173.85	$4,230.76	$12,578.46
FICA/FUTA/SUTA	$318.55	$318.55	$322.73	$959.83
401(k) match	$91.94	$91.94	$126.92	$310.80
Overtime		$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,584.34	$4,584.34	$4,680.41	$13,849.09
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$4,584.34	$4,584.34	$4,680.41	$13,849.09
Total
Salary expense	$4,173.85	$4,173.85	$4,230.76
FICA/FUTA/SUTA	$318.55	$318.55	$322.73
401(k) match	$91.94	$91.94	$126.92
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$4,584.34	$4,584.34	$4,680.41	$13,849.09

THE THAXTON GROUP	Wachovia	#	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia			540439122
Monthly Court Report for August-07			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(9,938.72)	—	—	—	—	—		(9,938.72)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,902,688.92	116,136.23	536,467.59	508,333.97	250,297.30	224,735.04	211,975.76	54,743.03
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,902,688.92	116,136.23	536,467.59	508,333.97	250,297.30	224,735.04	211,975.76	54,743.03

Cash Disbursements - Loans
Gross Wages	2,145,115.09	138,796.24	576,668.98	515,687.54	245,346.02	221,552.27	233,902.40	213,161.64
Federal Tax	175,033.52	8,865.44	47,038.85	43,516.69	18,017.04	14,746.99	18,523.89	24,324.62
SS Tax	121,472.48	8,443.24	33,396.23	28,091.55	14,089.60	13,215.28	14,017.45	10,219.13
Med Tax	30,151.49	1,974.60	8,138.55	7,238.62	3,475.83	3,090.67	3,278.30	2,954.92
EIC	(76.84)	—	—	(76.84)	—	—	—	—
State Tax	56,564.95	4,098.00	82.70	22,711.30	9,884.17	8,492.63	621.60	10,674.55
Advance	—	—	—	—	—	—	—	—
Mileage	(1,503.75)	375.00	127.50	(1,362.50)	375.00	—	—	(1,018.75)
Miscellaneous	(38,339.48)	(2,230.70)	(11,687.93)	(9,990.30)	(3,998.79)	(5,180.72)	(5,160.88)	(90.16)
Shortage	—	—	—	—	—	—	—	—
STD	359.95	—	59.95	300.00	—	—	—	—
Medical	2,909.89	216.06	958.42	678.65	207.75	304.70	290.85	253.46
401K Loans	48,960.16	2,069.09	11,790.67	12,743.25	4,404.22	6,168.57	6,220.75	5,563.61
401K Deducts	9,285.16	120.75	4,485.97	1,674.51	966.36	257.04	129.81	1,650.72
AHL Dental	23,175.36	918.87	6,402.45	5,765.60	2,668.86	595.82	393.79	6,429.97
AHL Cancer	9,967.94	404.64	2,337.54	2,578.18	856.66	1,377.82	1,481.06	932.04
AHL Life	1,786.56	141.42	536.58	497.66	87.42	147.30	89.56	286.62
Flex Med	4,967.05	307.47	1,433.75	1,058.97	515.10	559.76	599.97	492.03
Dep Care	5,212.53	—	570.00	813.00	300.00	605.76	57.69	2,866.08
Stop Payment Fee	184.00	—	184.00	—	—	—	—	—
Garnishment fee	—	—	—	—	—	—	—	—
Garnishment	101.00	7.00	38.50	37.50	9.00	—	9.00	—
Bankrpc	1,240.36	—	267.59	482.16	—	—	490.61	—
Child support	270.00	—	—	—	270.00	—	—	—
Tax Levy	12,281.54	831.78	4,444.56	2,473.99	1,193.88	1,901.31	1,436.02	—
Fringe	1,308.89	—	—	884.99	57.24	216.66	—	150.00
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	17,005.84	—	—	—	—	—	—	—
Federal Tax	183,076.08	831.78	4,712.15	3,841.14	1,521.12	2,226.30	3,723.35	150.00
EE SS Tax	128,667.68	8,865.44	47,038.85	43,516.69	18,017.04	14,746.99	18,523.89	24,324.62
ER SS Tax	128,931.86	8,443.24	33,396.23	28,091.55	14,089.60	13,215.28	14,017.45	10,219.13
EE Med Tax	31,834.23	8,443.22	33,437.29	28,192.27	14,089.57	13,217.23	14,046.54	10,310.49
ER Med Tax	31,895.99	1,974.60	8,138.55	7,238.62	3,475.83	3,090.67	3,278.30	2,954.92
State Tax	61,143.07	1,974.63	8,148.16	7,262.33	3,475.81	3,090.94	3,285.09	2,976.27
Futa	3,199.57	4,098.00	82.70	22,711.30	9,884.17	8,492.63	621.60	10,674.55
Suta	11,221.48	260.29	758.33	558.87	513.79	313.35	420.10	—
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	2,061,452.86	116,136.23	536,467.59	508,333.97	250,297.30	224,735.04	211,975.76	213,506.97
Manual Checks	—

Total Other Cash Disbursements	2,061,452.86	116,136.23	536,467.59	508,333.97	250,297.30	224,735.04	211,975.76	213,506.97

TOTAL ALL CASH DISBURSEMENTS	2,061,452.86	116,136.23	536,467.59	508,333.97	250,297.30	224,735.04	211,975.76	213,506.97

	(168,702.66)	—	—	—	—	—	—	(168,702.66)

Book Balance per bank rec.	(168,702.66)		—		—	—		(168,702.66)
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 -03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	August-07

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$85,428,221
Plus Amounts billed during the period	$13,143,262
Sold Receivables during month
Less Amounts collected during the period	($12,654,470)
Total Accounts Receivable at the end of the reporting period	$85,917,013

Accounts Receivable Aging	Amount
0-30 days old	$80,502,357
31-60 days old	$2,541,336
61-90 days old	$1,588,483
91+ days old	$1,284,837
Total Accounts Receivable	$85,917,013
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$85,917,013

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 8/31/07

Aged Accounts Receivable

(Gross Balance as of 8/31/07)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$76,681,940	$76,681,940	$—	$—	$—
Potential (1-30)	$3,820,417	$3,820,417	$—	$—	$—
31-60 Days	$2,541,336	$2,541,336	$—	$—	$—
61-90 Days	$1,588,483	$1,588,483	$—	$—	$—
91 and Over	$1,284,837	$1,284,837	$—	$—	$—
Total Delinquency	$9,235,073	$9,235,073	$—	$—	$—
Total Gross Receivables	$85,917,013	$85,917,013	$—	$—	$—
Post Accounts Payable
(As of 8/31/07)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Aug-07

HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	84,943,496.93	(3,410,817.00)	57,761.00	733,168.00	(38,809,223.93)	(46,134,273.00)
Cash Transfers between companies	—		2,291,775.01				(554,253.32)	(1,737,521.69)
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	— —		28,232.30				(28,307.30)	75.00
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		—				—
Payroll	—
Analysis charges	—
Audit & tax accrual	—		—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 8/31/07	(0.00)	6,248,675.00	87,263,504.24	(3,410,817.00)	57,761.00	733,168.00	(39,391,784.55)	(47,871,719.69)

	(0.00)	6,248,675.00	87,263,504.24	(3,410,817.00)	57,761.00	733,168.00	(39,391,784.55)	(47,871,719.69)

Balance Sheet -August 31, 2007	—	6,248,675.00	87,263,504.24	(3,410,817.00)	57,761.00	733,168.00	(39,391,784.55)	(47,871,720.00)